THE PRUDENTIAL SERIES FUND
Global Portfolio

High Yield Bond Portfolio

Jennison 20/20 Focus Portfolio

Supplement dated June 26, 2017 to the

Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (SAI) for The Prudential Series Fund (the Trust) and should be retained for future reference. The portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust SAI.

A.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by adding the following information pertaining to the Jennison 20/20 Focus Portfolio, effective July 1, 2017:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Jennison 20/20 Focus Portfolio	The Investment Manager has voluntarily agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio’s investment management fee plus other expenses for both share classes (exclusive in all cases taxes, short sale interest and dividend expenses, brokerage commissions, acquired fund fees and expenses, distribution and/or service fees (12b-1), administrative fees and extraordinary expenses) do not exceed 0.80% of the Portfolio’s average daily net assets.

B.	The section in Part I of the SAI entitled “Fee Waiver Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to Quantitative Management Associates LLC (QMA) with the information set forth below:

QMA: With respect to the Stock Index Portfolio: QMA has voluntarily agreed to reduce its subadvisory fee rate by 0.025%.

In addition, the Investment Manager will pay QMA a fee for providing additional advisory services to the Global Portfolio, including but not limited to asset allocation advice (Additional Services).

C.	High Yield Bond Portfolio: Portfolio Manager Removal

Effective June 30, 2017, Michael J. Collins, CFA will no longer serve as a portfolio manager responsible for the day-to-day management of the High Yield Bond Portfolio. Robert Cignarella, CFA, Terence Wheat, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the High Yield Bond Portfolio.

To reflect this change, the SAI is hereby revised as follows, effective June 30, 2017:

I.	All references and information pertaining to Michael J. Collins, CFA with respect to the High Yield Bond Portfolio are hereby removed.

D.	Revised Relationship Pricing Arrangement with T. Rowe Price Associates, Inc.

The Board of Trustees of the Trust recently approved a revision to the relationship pricing arrangement between PGIM Investments LLC and T. Rowe Price Associates, Inc. (T. Rowe Price) for the portfolios and sleeves of portfolios subadvised by T. Rowe Price. This arrangement became effective on June 1, 2017.

To reflect this change, the SAI is hereby revised as follows, effective June 1, 2017:

I.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by replacing the information pertaining to the Global Portfolio with the information set forth below:

Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
Global Portfolio	The Investment Manager has contractually agreed to waive 0.022% of its investment management fee through June 30, 2018. The Manager has also contractually agreed to waive an additional 0.002% of its investment management fee through June 30, 2018. These arrangements may not be terminated or modified prior to June 30, 2018 without the prior approval of the Trust’s Board of Trustees.

II.	The section in Part I of the SAI entitled “Fee Waiver Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to T. Rowe Price with the information set forth below:

T. Rowe Price: T. Rowe Price has agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—Advanced Series Trust AST Advanced Strategies Portfolio

—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio

—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio

—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio

—The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each Portfolio listed above (or the portion thereof subadvised by T. Rowe Price) by the following percentages based on the combined average daily net assets of the listed Portfolios (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates (the “other accounts”):

Combined Average Daily Net Assets up to $20 billion:

-	2.5% fee reduction on combined assets up to $1 billion
-	5.0% fee reduction on combined assets on the next $1.5 billion
-	7.5% fee reduction on combined assets on the next $2.5 billion
-	10.0% fee reduction on combined assets on the next $5.0 billion
-	12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:

-	12.5% fee reduction on all assets

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PSFSAISUP1